Long-Term Investments	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
LONG-TERM INVESTMENTS

10.	LONG-TERM INVESTMENTS

On January 18, 2018, the Company entered into an agreement with Colmei Technology International Ltd ("Colmei") and its affiliate Shenzhen Crave Communication Co., Ltd ("Crave"), along with the shareholders of Crave and Colmei (the "Selling Shareholders"), pursuant to which the Selling Shareholders sold to the Company 13.8% of the outstanding shares of Crave and 13.8% of the outstanding shares of Colmei. Under the agreement, the Company paid purchase consideration consisting of the Company's 473,717 ordinary shares at the fair value of $3,000 and cash in the amount of $10,000 to be paid to the Selling Shareholders by the end of 36 months from the date of agreement, which the Company has not yet paid as of December 31, 2018. Subject to board approval, the Company agreed to issue 183,342 additional shares to the Selling Shareholders if the aggregate value of the ordinary shares initially issued at the closing to the Selling Shareholders was less than $3,000 in fair value as of August 18, 2018. The board of directors approved and 183,342 shares that were issued on January 10, 2019.

The Company does not have significant influence over the investees and therefore the investment was accounted for under the cost method. Cost of the long-term investments originally consisted of the fair value of the ordinary shares on the dates of issuance and the present value of the cash consideration determined based on management's estimated payment schedule.

Due to significant numbers of claims against Crave and Colmei in the year 2019, the Company recorded $13,000 of impairment loss as of December 31, 2018. In June 2020, Crave and Colmei filed for bankruptcy, the Company impaired the balance of the long-term investment into Crave and Colmei in the amount of $13,000 for the year ended December 31, 2018 and have cancelled any further investment into these entities.